Exhibit 10(a)

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4 No. 333-175691) pertaining to Lincoln New York Account N for Variable Annuities, and to the use therein of our reports dated (a) April 1, 2011, with respect to the financial statements of Lincoln Life & Annuity Company of New York and (b) April 6, 2011, with respect to the financial statements of Lincoln New York Account N for Variable Annuities.

                                           /s/ Ernst & Young LLP
Philadelphia, Pennsylvania
August 15, 2011